                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                -------------------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                December 14, 2001
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                             EARTHWATCH INCORPORATED
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                  --------------------------------------------
                 (State or other jurisdiction of Incorporation)


                 333-39202                             31-1420852
                 ---------                             ----------
                (Commission                          (IRS Employer
                File Number)                      Identification No.)


                    1900 Pike Road, Longmont, Colorado 80501
                         ------------------------------
               Address of principal executive offices) (Zip code)


                                 (303) 682-3800
                                   ----------
              (Registrant's telephone number, including area code)
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Item 5. Other Events.

     In November and December 2001, we solicited our stockholders' consent to an amendment to our Certificate of Incorporation. This amendment extends the period of time during which we may pay dividends to Holders of the Series A, Series B, and Series C Preferred Stock in cash or in additional shares of Series A, Series B or Series C Preferred Stock, as the case may be, from October 31, 2002 to October 31, 2003. The amendment also extends the date by which we must begin to pay dividends to the Holders of Series A, Series B or Series C Preferred Stock in cash from October 31, 2002 to October 31, 2003.

Number of Votes by Shares         Number of Votes by Shares
Providing Consent                 Withholding Consent

85,333,303                        108,648

Based on the consents received, the amendment was approved. A copy of the amendment is attached hereto as Exhibit 3.3 and is incorporated by reference in its entirety.

     On December 17, 2001, we issued a press release announcing the release of the first imagery from our Quickbird satellite, which was successfully launched on October 18, 2001. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated by reference in its entirety.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

   Exhibit No.    Description
   -----------    -----------

   3.3 Certificate of Amendment to Amended and Restated Certificate of Incorporation
   99.1          Press Release dated December 17, 2001

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
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                             EARTHWATCH INCORPORATED

Dated: December 20, 2001           By: /s/ Henry E. Dubois
                                     ---------------------
                                    Henry E. Dubois
                                    Chief Operating Officer,
                                    Chief Financial Officer,
                                    Executive Vice President
                                    (Principal Financial and Accounting Officer)



                                  EXHIBIT INDEX
                                   -----------

  Exhibit No.      Description
  -----------      -----------

   3.3 Certificate of Amendment to Amended and Restated Certificate of Incorporation

  99.1           Press Release dated December 17, 2001